Exhibit 10.1

Clean Diesel Technologies, Inc.
Loan Commitment Letter

This letter is directed at persons having professional experience in matters relating to investments and any investment in the Company hereunder will be engaged in only with such persons. Persons who do not have professional experience in matters relating to investments should not sign this letter.

Kanis S.A. (the “Lender”), with an address of 233-237 Old Marylebone Road, London NW1 5QT, United Kingdom, hereby agrees with Clean Diesel Technologies, Inc., a Delaware corporation (the “Company”), with an office at 4567 Telephone Road, Suite 100, Ventura, California, USA 93003 to lend to the Company US$3,000,000 (the “Loan”) upon the terms set forth below, as to which Company and Lender agree.  In connection with the Loan, the Company will issue to the Lender a warrant (“Warrant”) to purchase 45,000 shares of the Company’s common stock, par value $0.01 per share (the “Warrant Shares”), as set forth below (the “Offering”). The Offering is made pursuant to and in reliance upon Regulation S promulgated under the U.S. Securities Act of 1933, as amended (the “Act”).

Commitment:                   Lender agrees to loan to the Company US$3,000,000 on July 27, 2012, and, subject to the terms and conditions set forth herein, Company agrees to issue to Lender the Note and the Warrant.  Lender acknowledges that this commitment is irrevocable.

Promissory Note:           The Loan shall be evidenced by a promissory note (the “Note”) in the form of Schedule A hereto.

Warrant:                             The Warrant shall be exercisable with respect to 15,000 Warrant Shares immediately upon issuance of the Warrant, 30,000 Warrant Shares as of the first anniversary of the issuance date, and 45,000 Warrant Shares on the second anniversary of the issuance date.  The Warrant shall have an exercise price per Warrant Share equal to US$2.09.  The Warrant will expire on the date that is three years from the Maturity Date (as defined in the Note). The Warrant will not be publicly traded or registered on any securities exchange. The form and the terms and conditions of the Warrant shall be that of Schedule B attached to this Commitment Letter and the terms and conditions set forth on said Schedule B, and not the summary set forth in this paragraph, shall govern the interpretation of the Warrant.

Lender Status:                  Lender represents that it is a “Qualified Investor” within the meaning of Section 86 of the Financial Services and Markets Act 2000 and an “investment professional” within the meaning of Article 19 of the FSMA 2000 (Financial Promotion) Order 2005 and is not a “U.S. Person” within the meaning of Rule 902 of Regulation S promulgated under the Act.

Voting Rights:                   Warrant Shares shall have one vote per share in accordance with Delaware law. Warrant Shares shall have no voting rights until the Warrant is exercised and the Warrant Shares are issued and outstanding.  The Warrant shall have no voting rights.

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Resale Limitations:        Lender agrees to not sell the Warrant or any Warrant Shares for a period of not less than six (6) months from the date of issuance by the Company of the Warrant or Warrant Shares, as applicable, to Lender. Moreover, the purchase and sale of the Warrant and Warrant Shares are subject to Regulation S promulgated under the Act by the U.S. Securities and Exchange Commission and relating to an available exemption from registration for the sale of securities by U.S. companies in offshore transactions. To that end Lender represents, certifies and agrees that (i) it is not a “U.S. Person” (within the meaning of Regulation S) and is not acquiring the Warrant and Warrant Shares for the account or benefit of any U.S. Person, (ii) Lender did not become aware of the Company or the Units through any form of “directed selling efforts” (as defined in Rule 902 of Regulation S), and no general solicitation or general advertising in violation of the Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by Lender or any of its representatives in connection with the offer and sale of’ any of the Warrant or the Warrant Shares, (iii) at the time of the origination of contact concerning the transactions contemplated by this Commitment Letter and on the date of execution and delivery of this Commitment Letter by Lender, Lender was outside the United States, (iv) with respect to the Warrant and Warrant Shares, it shall comply with the Transfer Restrictions set out on Schedule B attached to this Commitment Letter and made a part hereof, (v) that such Transfer Restrictions shall be set out in a legend on certificate(s) representing the Warrant Shares and the Warrant, and (vi) that the Company will refuse (or cause its transfer agent and registrar to refuse) transfer and registration of any Warrant Shares or Warrant transferred other than in accordance with the Transfer Restrictions.

Funding:                              Lender shall deliver US$3,000,000 by wire transfer to the Company’s account, in U.S. Dollars, on or before July 27, 2012.

Law:                                      This Commitment Letter and the purchase of the Warrant and the Warrant Shares shall be governed by Delaware law and the Note shall be governed by California law, in each case without reference to the conflicts of laws rules of any jurisdiction.

Miscellaneous:                 This Commitment Letter is not assignable by Lender without the consent of the Company. The representations and warranties made by the Lender in this Commitment Letter shall survive the closing of the transactions contemplated hereby. Schedule C is an integral part of this Commitment Letter and shall be deemed incorporated by reference herein. This Commitment Letter may be executed in one or more counterparts, all of which together shall constitute one instrument.

Signatures:                         This Commitment Letter has been executed and delivered by the following authorized representatives of the Lender and the Company.

[Signature page follows.]

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[Signature Page to Clean Diesel Technologies, Inc.

Loan Commitment Letter]

CLEAN DIESEL TECHNOLOGIES, INC. By /s/ Nikhil A. Mehta	KANIS, S.A. By /s/ John A. Kanis
Name: Nikhil A. Mehta Title: Chief Financial Officer Dated: July 27, 2012	Name: John A. Kanis Title: Director Dated: July 27, 2012

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Schedule A

to Clean Diesel Technologies, Inc.

Loan Commitment Letter

FORM OF PROMISSORY NOTE

Principal Amount US$3,000,000.00	Ventura, California
July 27, 2012

For value received, the undersigned Clean Diesel Technologies, Inc., a Delaware corporation (“Company”), promises to pay to Kanis, S.A. (“Payee”), or order, 233-237 Old Marylebone Road, London NW1 5QT, United Kingdom, the principal sum of Three Million United States Dollars ($3,000,000.00), together with interest at the rate hereinafter provided for on the unpaid principal balance of this promissory note (this “Note”) from time to time outstanding until paid in full.

Interest shall accrue on the unpaid and outstanding principal balance of this Note commencing on the date hereof and continuing until repayment of this Note in full at a rate per annum equal to Eight Per Cent (8.00%), with interest only payable quarterly on each March 31, June 30, September 30 and December 31, commencing September 30, 2012.  The principal, along with any accrued but unpaid interest, shall be due and payable in full on July 27, 2015 (the “Maturity Date”).

Company shall have the right to prepay the outstanding principal and accrued interest on this Note, without penalty or premium.

Company shall make all payments hereunder to Payee in lawful money of the United States and in immediately available funds.  Payments shall be applied first to accrued and unpaid interest, then to principal.

The maturity of this Note may be accelerated by Payee in the event Company is in breach or default of any of the terms, conditions or covenants of this Note or any other agreement of Company with Payee or its affiliates.

This Note shall be an unsecured obligation of the Company.

Company’s repayment obligations under this Note shall be subordinate in right of payment to any future secured debt of the Company.  This Note and the indebtedness evidenced hereby will be subordinate in the manner and to the extent set forth in a subordination agreement required by the senior lender of the Company.

Company waives presentment, demand, notice of demand, protest, notice of protest or notice of nonpayment in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any document or instrument evidencing any security for payment of this Note.

Failure at any time to exercise any of the rights of Payee hereunder shall not constitute a waiver of such rights and shall not be a bar to exercise of any of such rights at a later date.

Company agrees to pay all reasonable costs of collection and enforcement of this Note, including but not limited to reasonable attorney’s fees and disbursements, whether or not any lawsuit or other legal action is instituted to enforce this Note, including without limitation if Payee seeks the advice or assistance of an attorney as a result of or in connection with any default, or if Company becomes the debtor or otherwise becomes the subject of any bankruptcy, insolvency or other proceeding for the readjustment of indebtedness.

No addition to or amendment of this Note shall be admissible, enforceable or effective unless it is set forth in a writing duly executed by the party against whom the addition or amendment is sought to be enforced.

Nothing contained in this Note shall be deemed to require the payment of interest or other charges by Company or any other person in excess of the amount which Payee may lawfully charge under the applicable usury laws.  In the event that Payee shall collect moneys which are deemed to constitute interest which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall be credited against the principal balance of this Note then outstanding, and any excess shall be returned to Company.

This Note and any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company, upon prior written notice to Payee.  The Company and Payee agree to treat this Note, both for principal and interest thereon, as indebtedness of the Company that is in “registered form” within the meaning of Treasury Regulations section 1.871-14(c)(1)(i).  Company and Payee agree that the Note may be transferred only in accordance with the requirements of Treasury Regulations section 1.871-14(c)(1)(i)(A) or pursuant to recordation in the Company’s Register for the Note.  Company shall reflect the identity of the owner of the Note in a book entry system and shall record any permitted transfers of the Note through a book entry (the “Register”) in accordance with the requirements of Treasury Regulations section 1.871-14(c)(1)(i)(B).  To the extent permitted by applicable law, Company and each Payee will treat interest payable in respect of the Note (including original issue discount or acquisition discount, if any) as interest that qualifies as “portfolio interest” for all United States federal income and withholding tax purposes.

This Note will be governed by and construed under the laws of the State of California.  In any action brought under or arising out of this Note, the Company hereto hereby consents to the jurisdiction of any competent court within the State of California and consents to service of process by any means authorized by the laws of the State of California.

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed in California as of the date first written below.

Dated: July 27, 2012	Company:
CLEAN DIESEL TECHNOLOGIES, INC.

By:
Name: Nikhil A. Mehta
Title: Chief Financial Officer

Schedule B

to Clean Diesel Technologies, Inc.

Loan Commitment Letter

Form of Warrant

WARRANT

                                                                                                                                                                                                                                                         No. 4

THIS WARRANT HAS NOT BEEN AND WILL NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS WARRANT MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED BY SUCH HOLDER PRIOR TO THE LATER OF THE (X) SIX MONTHS FOLLOWING THE ISSUANCE HEREOF OR (Y) IF APPLICABLE, THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT OR (5) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT BUT IS IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN RELATION TO WHICH THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNISED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER. THE HOLDER HEREOF, BY ACCEPTANCE OF THIS WARRANT, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A NON-U.S. PERSON, AND ACKNOWLEDGES THAT HEDGING TRANSACTIONS INVOLVING THIS WARRANT MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT. THIS WARRANT IS NOT IMMEDIATELY EXERCISABLE IN FULL.

July 27, 2012

45,000 Shares

Warrant for Purchase of Common Stock

of Clean Diesel Technologies, Inc.

(a Delaware Corporation)

        This Certifies that Kanis S.A. (the “Holder”), with an address of 233-237 Old Marylebone Road, London NW1 5QT, United Kingdom, for value received and subject to the provisions hereinafter set forth is entitled to purchase from Clean Diesel Technologies, Inc., a Delaware corporation (the “Company”), 45,000 shares of Common Stock of the Company, par value $0.01 per share (the “Shares”), at a price of US$2.09per share (the “Exercise Price”) on or before 5:00 p.m. local time at the then executive offices of the Company on or prior to the Expiration Date (as defined below).  This Warrant shall be void unless exercised on or before the Expiration Date.

1. Commitment Letter.  This Warrant is issued pursuant to that certain Loan Commitment Letter between the Holder and the Company (the “Commitment Letter”) relating to the loan by Holder to the Company of US$3,000,000 (the “Loan”) and the issuance by the Company to the Holder of this Warrant on the date hereof.

2. Exercise; Expiration Date.  This Warrant may be exercised from time to time by the Holder with respect to 15,000 Shares as of the date hereof, with respect to 30,000 Shares on or after July 27, 2013 and with respect to all 45,000 Shares on or after July 27, 2014.  This Warrant may be exercised as to the whole or any lesser number of the Shares then exercisable upon tender of this Warrant at the then executive office of the Company with a written notice signed by the Holder to the attention of the Company Secretary expressing the Holder’s intent to exercise the same together with payment to the Company of the Exercise Price of the Shares stated in the notice to be purchased.  If this Warrant is exercised in respect of fewer than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the remaining Shares issuable under the original Warrant and deliver such new warrant to the Holder.

This Warrant and all rights hereunder will expire if not exercised by 5:00 p.m. local time at the then executive offices of the Company on July 27, 2018 (the “Expiration Date”).

3. No Stockholder Rights.  This Warrant does not confer upon the Holder or the Holder’s permitted Assignees any right whatsoever as a stockholder of the Company, including without limiting the generality of the foregoing, the right to vote, to receive notices and the right to receive dividends, prior to the exercise of the Holder’s rights to purchase the Shares as provided herein.

4. Compliance with Securities Laws.  This Warrant and the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities laws of the several states of the United States (“State Laws”).  The Holder is aware that the issuance of this Warrant and the issuance of the Shares are being made in reliance on Regulation S under the Act.  This Warrant and the Shares have been purchased for investment and not with a view to distribution or resale, and may not be assigned, sold or made subject to a security interest, pledged, hypothecated, or otherwise transferred without an effective registration statement for such Warrant or Shares under the Act and qualification under State Laws, pursuant to an exemption from registration and qualification, or an opinion of counsel satisfactory to the Company that such registration and qualification are not required.  Any Shares issued upon the exercise of this Warrant (unless pursuant to an effective registration statement under the Act) shall bear the following legend:

THIS SECURITY HAS NOT BEEN AND WILL NOT REREGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED BY SUCH HOLDER PRIOR TO THE LATER OF  (X) SIX MONTHS FOLLOWING THE ISSUANCE HEREOF OR (Y) IF APPLICABLE, THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT OR (5) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT BUT IS IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN RELATION TO WHICH THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNISED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A NON-U.S. PERSON, AND ACKNOWLEDGES THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

5. Sale; Assignment.

                (a) This Warrant may not be transferred, sold, or made subject to a security interest or charge, pledged, hypothecated, or otherwise transferred absent compliance with the transfer restrictions set forth above in this Warrant.

                (b) Upon such compliance with the transfer restrictions and upon the delivery to the Company at its then executive offices of this Warrant along with a duly completed Assignment Form substantially in the form of Exhibit A hereto (and the required legal opinion, if any), the Company shall execute and deliver a new Warrant in the form of this Warrant (including the legend set forth above on the first page hereof, unless registered under the Act and any applicable State Laws), but registered in the name of the assignee, to purchase the number of Shares or that fraction of the Shares issuable under the original Warrant assigned to the assignee.  In case the Holder shall assign this Warrant with respect to fewer than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares or the remaining fraction of the Shares issuable under the original Warrant and deliver such new warrant to the Holder.

                (c) Any transfer or sale or attempted transfer or sale of this Warrant in violation of any provision of this Warrant shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of the Warrant as the owner of the Warrant for any purpose.

6. Representations of Holder.  The Holder represents and covenants to the Company by acceptance of this Warrant, as follows:

                (a) That the Holder is not a U.S. Person (as defined in Rule 902 of Regulation S promulgated under the Act and is not acquiring the Warrant for the account or benefit of any U.S. Person.

                (b) The Holder acquired this Warrant from the Company and will acquire Shares issuable upon exercise hereof, for its own account, for investment purposes only and not with a view to the resale and distribution thereof, in whole or in part.

                (c) The Holder shall comply with the transfer restrictions set out above and in the Commitment Letter (including, without limitation, Schedule C attached thereto and made a part thereof) and the Holder understands that this Warrant and the Shares issuable on exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under any applicable State Laws, or unless exemptions from registration and qualification are otherwise available.

                (d) The Holder acknowledges and agrees that hedging transactions involving this Warrant or the Shares may not be conducted unless conducted in compliance with law.

7. Capital Adjustments.  The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time, as follows:

                (a) If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of Shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which the Holder would have been entitled in such merger or consolidation, if this Warrant had been exercised immediately before such merger or consolidation.

                (b) If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the Shares into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Shares immediately prior to such subdivision, combination, reclassification or other change.

                (c) If the Company at any time shall split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant shall be proportionately increased.  If the Company at any time shall combine its Common Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant shall be proportionately decreased.

8. Governing Law.  This Warrant shall be governed by and construed for all purposes by in accordance with the laws of the State of Delaware without reference to the conflicts of laws rules of any jurisdiction.

9. Notices.  Any notice effecting an exercise of this Warrant shall, if in writing, be effective upon receipt by the Company of the Warrant, notice of exercise and payment of the Exercise Price. Other notices shall, if in writing, be effective on receipt, if delivered in person or by facsimile transmission, or, if given by mail, four (4) days after deposit in the mail service, air-mail postage pre-paid, in any case to the then executive office of the Company to the attention of the Company Secretary, or, if to the Holder, to the address given above or to such other address by notice so given.

10. Holidays.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or a legal holiday.

11. Lost Warrant.  The Company covenants with the Holder that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

12. Fractional Shares.  Fractional Shares may not be purchased hereunder. In lieu of fractional Shares the Holder shall be entitled to receive a cash payment equal to the Fair Market Value for such fractional share.   “Fair Market Value” means (i) the last closing price of one Share as reported on the NASDAQ Stock Market, LLC or on any other principal national securities exchange on which the Shares are then listed or admitted for trading or (ii) if the Shares are not then listed or admitted for trading on any national securities exchange, the last reported sale price as reported on any authorized interdealer quotation system where Shares are listed or traded.  If the Shares are not listed or admitted for trading on any national securities exchange or quoted by any interdealer quotation system or a similar service, Fair Market Value means the fair market value of a Share as determined by a majority of the directors of the Company’s Board of Directors.

13. Headings.  The headings in this Warrant are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions of this Warrant.

[Signature page follows.]

WITNESS the seal of the Company and the signature of its duly authorized officers as of the date first written above.

CLEAN DIESEL TECHNOLOGIES, INC.

By: ____________________________

   Name:  Nikhil A. Mehta

   Title:  Chief Financial Officer

Attest: _________________________

   Name:  David E. Shea

   Title:  Corporate Controller

Exhibit A to Warrant

Form of Assignment

[To be executed only upon permitted transfer of Warrant]

To: Clean Diesel Technologies, Inc.

For value received, the undersigned registered holder of the attached Warrant hereby sells, assigns and transfers unto [insert name of transferee] pursuant to and in accordance with the terms of such Warrant, the right represented by such Warrant to purchase Shares of Clean Diesel Technologies, Inc. to which such Warrant relates and appoints Attorney to make such transfer on the books of Clean Diesel Technologies, Inc. maintained for such purpose, with full power of substitution in the premises.

Warrant Holder

By:

Name:

Title:

Signed in the presence of:

Date:

Schedule C

to Clean Diesel Technologies, Inc.

Loan Commitment Letter

TRANSFER RESTRICTIONS

The Warrant and Warrant Shares (collectively, the “Warrant Securities”) have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold to or for the account or benefit of “U.S. Persons” (as defined in Rule 902 of Regulation S promulgated under the Securities Act), except pursuant to Regulation S, the registration requirements of the Securities Act or an exemption from the registration requirements of the Securities Act.

Accordingly, the Warrant Securities are being placed outside the U.S. to non-U.S. Persons in an offshore transaction in reliance on Regulation S under the Securities Act. The terms “United States” and “U.S. Person” have the respective meanings given to those terms in Regulation S under the Securities Act.

Each holder of Warrant Securities will be deemed to have represented and agreed as follows:

A.      It is acquiring the Warrant Securities for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account or person is not a U.S. Person, and it is aware that the acquisition of Warrant Securities is being made in reliance on Regulation S under the Securities Act.

B.       It acknowledges that the Warrant Securities have not been registered under the Securities Act and may not be offered or sold except as provided below.

C.        It understands and agrees:

1.    that the Warrant Securities are being offered only outside the United States to non-U.S. Persons in an offshore transaction in reliance upon Regulation S under the Securities Act; and

2.    that it shall not offer, sell, pledge or otherwise transfer any Warrant Security within six (6) months after the date of original issuance of such Warrant Security or, in the case of an affiliate (as defined in Rule 144 promulgated under the Securities Act) of the Company, at any time until the later of (i) one (1) year after the date of original issuance of such Warrant Security and (ii) three months after it ceases to be an affiliate of the Company, other than:

        (a)      to the Company;

        (b)     pursuant to an effective registration statement under the Securities Act and in accordance with any applicable securities laws of any state of the United States;

(c)      in an offshore transaction in accordance with Regulation S under the Securities Act;

(d)     pursuant to an exemption from the registration requirements of the Securities Act; or

(e)      in a transaction that does not require registration under the Securities Act but is in accordance with applicable state securities laws and in relation to which the transferor has furnished to the Company an opinion to such effect from counsel of recognized standing in form and substance satisfactory to the Company prior to such offer, sale, pledge or transfer.

C-1

D.      It understands that in any resale and transfer of Warrant Securities it will, and each subsequent holder thereof is required to, notify any purchaser of Warrant Securities of the resale restrictions referred to above, if then applicable.  This notification requirement will be satisfied by virtue of the fact that the following legend will be placed on the certificates representing the Warrant Shares, unless otherwise agreed to by the Company:

THIS SECURITY HAS NOT BEEN AND WILL NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED BY SUCH HOLDER PRIOR TO THE LATER OF THE (X) SIX MONTHS FOLLOWING THE ISSUANCE HEREOF OR (Y) IF APPLICABLE, THREE MONTHS AFTER IT CEASES TO BE AN AFFILIATE, OTHER THAN (1) TO THE COMPANY, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144, IF APPLICABLE, UNDER THE SECURITIES ACT OR (5) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT BUT IS IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND IN RELATION TO WHICH THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNISED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS A NON-U.S. PERSON, AND ACKNOWLEDGES THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

E.    It acknowledges that the foregoing restrictions apply to holders of beneficial interests in the Warrant Securities as well as to holders of Warrant Securities.

F.    It acknowledges that it shall not engage in any hedging transactions involving the Warrant Securities unless in compliance with the Securities Act.

G.    It is a “Qualified Investor” within the meaning of Section 86 of the Financial Services and Markets Act 2000 and an “investment professional” within the meaning of Article 19 of the FSMA 2000 (Financial Promotion) Order 2005.

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